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     As filed with the Securities Exchange Commission on May 16, 1995
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 15, 1995



                          DUKE REALTY INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)


           Indiana                   1-9044                 35-1740409
  (State or jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)      File Number)          Identification No.)


        8888 KEYSTONE CROSSING, SUITE 1200
               INDIANAPOLIS, INDIANA                      46240
     (Address of principal executive offices)          (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317)574-3531


                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number    Exhibit
- -------   -------

     1 Terms Agreement dated May 15, 1995, which is being filed pursuant to Regulation S-K,Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registrant's registration statement on Form S-3, file no. 33-54997,under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement, (excluding annexed Underwriting Agreement which is incorporated by reference from Exhibit 1 to the Current Report on Form 8-k filed September 23, 1994).

    99 Tax opinion of Bose McKinney & Evans, including consent, which is being filed pursuant to Regulation S-K, Item 601(b)(8) in lieu of filing the otherwise required exhibit to the Registrant's registration statement on Form S-3, file no. 33-54997, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              DUKE REALTY INVESTMENTS, INC.



Date:     May 15, 1995                        By:  /s/ Dennis D. Oklak
                                                   -----------------------------
                                                   Dennis D. Oklak
                                                   Vice President


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